Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 4, 2015 (the “Amendment”) is entered into among Teledyne Technologies Incorporated, a Delaware corporation (the “Company”), the Designated Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Designated Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of March 1, 2013 (the “Credit Agreement”); and

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. The Credit Agreement is hereby amended as follows:

(a)The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Designated Jurisdiction” means any country or territory that is itself subject to comprehensive country-based (not individual- or entity-based) Sanctions. As of the First Amendment Effective Date, Designated Jurisdictions are Cuba, Iran, North Korea, Sudan, Syria and the Crimea Region of Ukraine.

“First Amendment Effective Date” means December 4, 2015.

“LIBOR Quoted Currency” means each of the following currencies: Dollars; Euro; and Sterling (in each case as long as there is a published LIBOR rate with respect thereto).

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Sanction(s)” means any economic or financial sanctions or trade embargoes administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, or Her Majesty’s Treasury of the United Kingdom (“HMT”).

(b)The definition of “Administrative Agent Fee Letter” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Administrative Agent Fee Letter” means the letter agreement, dated November 9, 2015 among the Company, the Administrative Agent and MLPF&S.

(c)The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Rate” means in the case of the Revolving Loans, the Letters of Credit, the Swing Line Loans and the Facility Fee, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(a):

Pricing Level	Consolidated Leverage Ratio	Facility Fee	Letter of Credit Fee	Base Rate Loans and Swing Line Loans	Eurocurrency Loans
1	Greater than or equal to 3.0 to 1.0	0.25%	1.375%	0.375%	1.375%
2	Less than 3.0 to 1.0 but greater than or equal to 2.5 to 1.0	0.20%	1.175%	0.175%	1.175%
3	Less than 2.5 to 1.0 but greater than or equal to 2.0 to 1.0	0.175%	1.075%	0.075%	1.075%
4	Less than 2.0 to 1.0 but greater than or equal to 1.5 to 1.0	0.15%	0.975%	0.00%	0.975%
5	Less than 1.5 to 1.0	0.12%	0.88%	0.00%	0.88%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the delivery of a Compliance Certificate pursuant to Section 7.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(a), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate. The Applicable Rate in effect from the First Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(a) for the fiscal quarter ending December 31, 2015 shall be determined based upon Pricing Level 3. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

(d)In the definition of “Audited Financial Statements” in Section 1.01 of the Credit Agreement, the date “December 30, 2012” is hereby deleted and the date “December 28, 2014” is inserted in lieu thereof.

(e)The definition of “Designated Borrower Obligations” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Designated Borrower Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Designated Borrowers arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Designated Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include (a) all obligations under any Swap Contract between any Designated Borrower and any Swap Bank and (b) all obligations under any Treasury Management Agreement between any Designated Borrower and any Treasury Management Bank.

(f)The definition of “Eurocurrency Base Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Eurocurrency Base Rate” means:

(a)    for any Interest Period with respect to a Eurocurrency Rate Loan:

(i)    with respect to a Eurocurrency Rate Loan denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(ii)    with respect to a Eurocurrency Rate Loan denominated in Canadian Dollars, the rate per annum equal to the Canadian Dollar Offered Rate (“CDOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:00 a.m. (Toronto, Ontario time) on the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent) (or if such day is not a Business Day, then on the immediately preceding Business Day) with a term equivalent to such Interest Period.

(b)    for any rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent; and if the Eurocurrency Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(g)The definition of “JPMorgan Fee Letter” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“JPMorgan Fee Letter” means the letter agreement, dated November 23, 2015 among the Company, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC.

(h)The definition of “Loan Notice” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Notice” means a notice of (a) a Borrowing of Revolving Loans, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.

(i)The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means December 4, 2020.

(j)The definition of “Responsible Officer” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Responsible Officer” means the chief executive officer, president, chief financial officer or treasurer of a Loan Party, and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

(k)The definition of “Swing Line Loan Notice” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Swing Line Loan Notice” means a notice of a Borrowing of Swing Line Loans pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.

(l)The definition of “U.S. Bank Fee Letter” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“US Bank Fee Letter” means the letter agreement, dated November 9, 2015 between the Company and U.S. Bank National Association.

(m)In Section 2.02(a) of the Credit Agreement, the third sentence therein is hereby deleted in its entirety and the first sentence therein is hereby amended and restated in its entirety to read as follows:

Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by (a) telephone or (b) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice.

(n)In Section 2.04(b) of the Credit Agreement, the third sentence therein is hereby deleted in its entirety and the first sentence therein is hereby amended and restated in its entirety to read as follows:

Each Borrowing of Swing Line Loans shall be made upon the Company’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (a) telephone or (b) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.

(o)In Section 6.01 of the Credit Agreement, the last sentence therein is hereby amended and restated in its entirety to read as follows:

As of the First Amendment Effective Date, Teledyne Brown Engineering, Inc., Teledyne Instruments, Inc., Teledyne Scientific & Imaging, LLC, Rhombi Canada LP, Teledyne Dalsa, Inc., Rhombi Holdings Limited, Teledyne UK Holdings, LLC, Teledyne Netherlands B.V. and Teledyne LeCroy, Inc. are the only Material Subsidiaries of the Company.

(p)In Section 6.05 of the Credit Agreement, subsection (c) is hereby amended and restated in its entirety to read as follows:

(c)    From December 30, 2012 to and including the First Amendment Effective Date, there has been no Disposition by the Company or any Subsidiary, or any Involuntary Disposition, of any material part of the business or Property of the Company and its Subsidiaries, taken as a whole, and no purchase or other acquisition by any of them of any business or Property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Company and its Subsidiaries, taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto or has not otherwise been disclosed publicly by the Company or in writing to the Lenders on or prior to the Closing Date.

(q)In Section 6.13 of the Credit Agreement, the first sentence therein is hereby amended and restated in its entirety to read as follows:

Set forth on Schedule 6.13 is a complete and accurate list as of the First Amendment Effective Date of each Subsidiary, together with (i) its jurisdiction of formation, (ii) the number of shares of each class of its Capital Stock outstanding, (iii) the number and percentage of outstanding shares of each such class owned (directly or indirectly) by the Company or any Subsidiary and (iv) the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto.

(r)The following new Section 6.22 is hereby added to Article VI of the Credit Agreement immediately following Section 6.21 to read as follows:

6.22    OFAC.

Neither the Company, nor any of its Subsidiaries, nor, to the knowledge of the Company and its Subsidiaries, any director, officer or employee thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that (i) currently is the subject or target of any Sanctions or (ii), unless otherwise permitted by applicable law, is located, organized or resident in a Designated Jurisdiction.

(s)The following new Section 6.23 is hereby added to Article VI of the Credit Agreement immediately following Section 6.22 to read as follows:

6.23    Anti-Corruption Laws.

The Company and its Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions in which the Company or any of its Subsidiaries conduct business, and have instituted and maintained policies and procedures that they believe are reasonably designed to promote and achieve compliance in all material respects with such anti-corruption laws.

(t)The following new Section 7.15 is hereby added to Article VII of the Credit Agreement immediately following Section 7.14 to read as follows:

7.15    Anti-Corruption Laws.

Conduct its businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions in which business is conducted and maintain policies and procedures that they believe are reasonably designed to promote and achieve compliance in all material respects with such anti-corruption laws.

(u)The following new Section 8.11 is hereby added to Article VIII of the Credit Agreement immediately following Section 8.10 to read as follows:

8.11    Sanctions.

Directly or, knowingly indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to directly, or knowingly indirectly, fund any material activities of or business with any individual or entity that at the time of such funding is the subject of Sanctions, unless otherwise permitted by law, or in any Designated Jurisdiction, unless otherwise permitted by law, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions.

(v)The following new Section 8.12 is hereby added to Article VIII of the Credit Agreement immediately following Section 8.11 to read as follows:

8.12    Anti-Corruption Laws.

Directly or knowingly indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions in which the Borrower or any of its Subsidiaries conduct business.

(w)Section 11.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

(x)Schedules 2.01 and 6.13 to the Credit Agreement are hereby amended and restated in their entirety to read as shown on Schedules 2.01 and 6.13 attached hereto.

2.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent (the date such conditions precedent are satisfied, the “First Amendment Effective Date”):

(a)    Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Company, the Designated Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender;

(b)     Receipt by the Administrative Agent of a certificate of a Responsible Officer of each Loan Party, in form and substance reasonably satisfactory to the Administrative Agent, (i) certifying that the Organizational Documents of each Loan Party have not been amended, supplemented or otherwise modified since the date such Organizational Documents were first delivered to the Administrative Agent pursuant to the terms of the Credit Agreement, and remain in full force and effect as of the First Amendment Effective Date, (ii) attaching resolutions of each Loan Party approving and adopting this Amendment and authorizing the execution and delivery of this Amendment and any documents, agreements or certificates related thereto and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the First Amendment Effective Date and (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation;

(c)    Receipt by the Administrative Agent of favorable opinions of in-house legal counsel of the Company and counsel to any Designated Borrower, addressed to the Administrative Agent and each Lender, dated as of the First Amendment Effective Date, in form and substance satisfactory to the Administrative Agent;

(d)    There shall not have occurred a material adverse change since December 28, 2014, in the business, assets, Properties, liabilities (actual or contingent), operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole;

(e)    There shall not exist any action, suit, investigation or proceeding against the Company or any Subsidiary pending or, to the knowledge of the Company, threatened in any court or before an arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect; and

(f)    Receipt by the Administrative Agent of any fees and expenses due and payable in connection with this Amendment.

3.    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the date of this Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

4.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)    Each Loan Party hereby represents and warrants as follows:

(i)    Each Loan Party has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person with respect to any Contractual Obligation is required in connection with the execution, delivery or performance by any Loan Party of this Amendment other than those that have already been obtained and are in full force and effect or the failure of which to have obtained would not reasonably be expected to have a Material Adverse Effect.

(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    From and after the First Amendment Effective Date, by execution of this Amendment, each Person identified as a “Lender” on the signature pages hereto that is not already a Lender under the Credit Agreement hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Person will be deemed to be a party to the Credit Agreement as amended hereby and a “Lender” for all purposes of the Credit Agreement as amended hereby, and shall have all of the obligations of a Lender thereunder as if it had executed the Credit Agreement, as amended hereby. Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders contained in the Credit Agreement, as amended hereby.

(g)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:    TELEDYNE TECHNOLOGIES INCORPORATED,
a Delaware corporation

By:    /s/ Susan L. Main
Name: Susan L. Main
Title: Senior Vice President and Chief Financial Officer

GUARANTORS:    TELEDYNE BROWN ENGINEERING, INC.,
a Delaware corporation

By:    /s/ Stephen F. Blackwood
Name: Stephen F. Blackwood
Title: Vice President and Treasurer

TELEDYNE INSTRUMENTS, INC.,
a Delaware corporation

By:    /s/ Susan L. Main
Name: Susan L. Main
Title: Senior Vice President and Chief Financial Officer

TELEDYNE SCIENTIFIC & IMAGING, LLC,
a Delaware limited liability company

By:    s/ Stephen F. Blackwood
Name: Stephen F. Blackwood
Title: Vice President and Treasurer

TELEDYNE LECROY, INC.,
a Delaware corporation

By:    /s/ Stephen F. Blackwood
Name: Stephen F. Blackwood
Title: Vice President and Treasurer

DESIGNATED BORROWERS:    TELEDYNE LIMITED,
an English limited company

By:    /s/ Susan L. Main
Name: Susan L. Main
Title: Director

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TELEDYNE DALSA, INC.,
an Ontario, Canada corporation

By:    /s/ Susan L. Main
Name: Susan L. Main
Title: Senior Vice President

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Robert Rittelmeyer
Name: Robert Rittelmeyer
Title: Vice President

LENDERS:    BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:    /s/ Stuart Bonomo
Name: Stuart Bonomo
Title: Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Ling Li
Name: Ling Li
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Glenn Leyrer
Name: Glenn Leyrer
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:    /s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

BMO HARRIS FINANCING, INC.,
as a Lender

By:    /s/ Anna Smith
Name: Anna Smith
Title: Vice President

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BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/     Robert Besser
Name: Robert Besser
Title: Senior Vice President

THE BANK OF NEW YORK MELLON,
as a Lender

By:    /s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:    /s/ Sid Khanolkar
Name: Sid Khanolkar
Title: Director

BANK OF THE WEST,
as a Lender

By:    /s/ Cecile Segovia
Name: Cecile Segovia
Title: Director & Senior Relationship Manager

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Brian P. Fox
Name: Brian P. Fox
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Philip K. Liebscher
Name: Philip K. Liebscher
Title: Vice President

SUNTRUST BANK,
as a Lender

By:    /s/ Min Park
Name: Min Park

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Title: Vice President

THE NORTHERN TRUST COMPANY,
as a Lender

By:    /s/ Fiyaz A. Khan
Name: Fiyaz A. Khan
Title: Vice President

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Schedule 2.01

LENDERS AND COMMITMENTS

Lender	Revolving Commitment	Applicable Percentage of Revolving Commitments
Bank of America, N.A.	$90,000,000.00	12.000000000%
JPMorgan Chase Bank, N.A.	$90,000,000.00	12.000000000%
U.S. Bank National Association	$90,000,000.00	12.000000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$80,000,000.00	10.666666670%
BMO Harris Financing, Inc.	$60,000,000.00	8.000000000%
Branch Banking and Trust Company	$60,000,000.00	8.000000000%
The Bank of New York Mellon	$60,000,000.00	8.000000000%
Wells Fargo Bank, N.A.	$45,000,000.00	6.000000000%
Bank of the West	$35,000,000.00	4.666666667%
KeyBank National Association	$35,000,000.00	4.666666667%
PNC Bank, National Association	$35,000,000.00	4.666666667%
SunTrust Bank	$35,000,000.00	4.666666667%
The Northern Trust Company	$35,000,000.00	4.666666667%
TOTAL	$750,000,000.00	100.000000000%

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SCHEDULE 6.13

SUBSIDIARIES OF THE BORROWER

COMPANY NAME	JURISDICTION OF FORMATION	STOCKHOLDER
Alia Corporation Inc.	Ontario, Canada	Teledyne DALSA, Inc.- 100%
CDL do Brasil Equipamentos e Servicios Submarinos Sociedade Empresaria Ltda.	Brazil	Teledyne CDL Limited- 99% Ocean Design Ltda.- 1%
Ensambles de Precision S.A. de C.V.	Mexico	Teledyne Technologies Incorporated – 99% Teledyne Instruments, Inc.- 1%
Intelek, Inc.	Delaware	Intelek Limited-100%
Intelek Limited	United Kingdom	Teledyne Technologies Incorporated- 100%
Intelek Pension Trustees Limited	United Kingdom	Intelek Limited- 100%
Intelek Properties Limited	United Kingdom	Rhombi Holdings Limited-100%
LeCroy Lightspeed Corporation (inactive)	Delaware	Teledyne LeCroy, Inc.- 100%
Lidar Aviation Services, Inc.	Ontario, Canada	Teledyne Optech Incorporated- 100%
Maple Imaging, LLC	Delaware	Teledyne Technologies Incorporated-100%
Ocean Aero, Inc.	Delaware	Teledyne RD Instruments, Inc.- ~37%
Ocean Design Ltda.	Brazil	Teledyne Instruments, Inc.- 99.33% Teledyne Limited.-.67%
Reynolds Industries Limited	United Kingdom	Teledyne Limited-100%
Rhombi Canada LP	Ontario, Canada	Maple Imaging, LLC- .1% Teledyne Technologies Incorporated- 99.9%
Rhombi Holdings Limited	United Kingdom	Teledyne UK Holdings, LLC-100%
Teledyne A-G Geophysical Products, Inc.	Texas	Teledyne Bolt, Inc.- 100%
Teledyne Australia Pty Ltd	Australia	Teledyne Wireless, LLC- 100%
Teledyne BlueView, Inc.	Washington	Teledyne RD Instruments, Inc.- 100%
Teledyne Bogatin Enterprises, LLC	Kansas	Teledyne LeCroy, Inc.- 100%
Teledyne Bolt, Inc.	Connecticut	Teledyne Technologies Incorporated- 100%

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COMPANY NAME	JURISDICTION OF FORMATION	STOCKHOLDER
Teledyne Bowtech Limited	United Kingdom	Rhombi Holdings Limited- 100%
Teledyne Brown Engineering, Inc.*	Delaware	Teledyne Technologies Incorporated –100%
Teledyne Catalyst Enterprises, Inc. (inactive)	California	Teledyne LeCroy, Inc.- 100%
Teledyne CDL Limited	United Kingdom	Teledyne Limited- 100%
Teledyne CDL, Inc.	Texas	Teledyne CDL Limited- 100%
Teledyne C.M.L. Group Limited (operating assets transferred to Teledyne Limited)	United Kingdom	Intelek Properties Limited- 100%
Teledyne Computer Access Technology Corporation (inactive)	Delaware	Teledyne LeCroy, Inc.- 100%
Teledyne Controls, LLC	Delaware	Teledyne Technologies Incorporated- 100%
Teledyne DALSA Asia-Pacific Ltd. (inactive- to be dissolved)	Ontario, Canada	Teledyne DALSA, Inc.-100%
Teledyne DALSA, Inc.**	Ontario, Canada	Teledyne Netherlands B.V.- 100%
Teledyne DALSA B.V.	Netherlands	Teledyne DALSA, Inc.- 100%
Teledyne DALSA GmbH	Germany	Teledyne DALSA, Inc.- 100%
Teledyne DALSA K.K.	Japan	Teledyne DALSA, Inc.-100%
Teledyne DALSA (Shanghai) Trading Co. Ltd.	China	Teledyne DALSA, Inc.-100%
Teledyne DALSA Industrial Products, Inc.	Delaware	Teledyne Technologies Incorporated- 100%
Teledyne DALSA Semiconductor Inc.	Ontario, Canada	Teledyne DALSA, Inc.- 100%
Teledyne Defence Limited (in liquidation)	United Kingdom	Teledyne Limited- 100%
Teledyne Denmark A/S	Denmark	Rhombi Holdings Limited- 100%
Teledyne Energy Systems, Inc.	Delaware	Teledyne Technologies Incorporated – 100%
Teledyne France	France	Teledyne RD Instruments, Inc. – 100%
Teledyne Gavia ehf.	Iceland	Teledyne Instruments, Inc.- 100%
Teledyne Germany GmbH	Germany	Teledyne Instruments, Inc.– 100%
Teledyne ICM SA	Belgium	Teledyne DALSA B.V.-100%
Teledyne Impulse- PDM Ltd. (in liquidation)	United Kingdom	Teledyne Impulse- PDM Holdings Ltd.- 100%

CHAR1\1443686v1

COMPANY NAME	JURISDICTION OF FORMATION	STOCKHOLDER
Teledyne Impulse- PDM Holdings Ltd. (in liquidation)	United Kingdom	Teledyne Limited-100%
Teledyne Instruments, Inc.*	Delaware	Teledyne Technologies Incorporated – 100%
Teledyne Instruments Malaysia Sdn. Bhd.	Malaysia	Teledyne Netherlands B.V.- 100%
Teledyne Labtech Limited	United Kingdom	Rhombi Holdings Limited-100%
Teledyne LeCroy, Inc.*	Delaware	Teledyne Technologies Incorporated- 100%
Teledyne LeCroy AB	Sweden	Teledyne LeCroy, Inc.- 100%
Teledyne LeCroy GmbH	Germany	Teledyne LeCroy, Inc.- 100%
LeCroy (Beijing) Trading Co., Ltd.	China	Teledyne LeCroy, Inc.- 100%
Teledyne LeCroy India Trading Private Ltd.	India	Teledyne LeCroy, Inc.- 9,999 shares Nominee of Teledyne LeCroy, Inc.- 1 share
Teledyne LeCroy Japan Corporation	Japan	Teledyne LeCroy, Inc.- 100%
Teledyne LeCroy Korea Ltd.	South Korea	Teledyne LeCroy, Inc.- 100%
Teledyne LeCroy Delaware, L.L.C. (inactive)	Delaware	Teledyne LeCroy, Inc.- 100%
Teledyne LeCroy SA	Switzerland	Teledyne LeCroy, Inc.- 100%
Teledyne LeCroy Singapore Pte. Ltd.	Singapore	Teledyne LeCroy, Inc.- 100%
Teledyne LeCroy SARL	France	Teledyne LeCroy, Inc.- 100%
Teledyne LeCroy S.R.L.	Italy	Teledyne LeCroy, Inc.- 99% Teledyne LeCroy S.A.- 1%
Teledyne Limited**	United Kingdom	Rhombi Holdings Limited– 100%
Teledyne Monitor Labs P.R., Inc. (inactive)	Puerto Rico	Teledyne Instruments, Inc.- 100%
Teledyne Netherlands B.V.	Netherlands	Rhombi Canada LP- 100%
Teledyne Optech Incorporated	Ontario, Canada	Alia Corporation Inc.- 100%
Teledyne Optech, Inc.	Delaware	Teledyne Optech Incorporated- 100%
Teledyne Paradise Datacom, LLC	Pennsylvania	Intelek, Inc.- 100%
Teledyne Paradise Datacom Limited	United Kingdom	Rhombi Holdings Limited- 100%

CHAR1\1443686v1

COMPANY NAME	JURISDICTION OF FORMATION	STOCKHOLDER
Teledyne Rad-icon Imaging Corp.	California	Teledyne Technologies Incorporated-100%
Teledyne RD Instruments, Inc.	Delaware	Teledyne Technologies Incorporated– 100%
Teledyne RD Technologies (Shanghai) Co. Ltd.	China	Teledyne RD Instruments, Inc. – 100%
Teledyne Real Time Systems, Inc.	Connecticut	Teledyne Bolt, Inc.- 100%
Teledyne RESON A/S	Denmark	Teledyne Denmark A/S- 100%
Teledyne RESON GmbH	Germany	Teledyne RESON A/S- 100%
Teledyne RESON, Inc.	California	Teledyne RESON A/S-100%
Teledyne RESON Holding B.V.	Netherlands	Teledyne RESON A/S-100%
Teledyne RESON B.V.	Netherlands	Teledyne RESON Holding B.V.-100%
Teledyne RESON UK Limited	United Kingdom	Teledyne RESON A/S- 100%
Teledyne RESON Pte. Ltd.	Singapore	Teledyne RESON A/S- 100%
Teledyne Reynolds, Inc.	California	Teledyne Technologies Incorporated- 100%
Teledyne RISI, Inc.	California	Teledyne Technologies Incorporated- 100%
Teledyne Scientific & Imaging, LLC*	Delaware	Teledyne Brown Engineering, Inc.-100%
Teledyne SG Brown Limited	United Kingdom	Teledyne Limited- 100%
Teledyne SeaBotix, Inc.	Delaware	Teledyne Bolt, Inc.- 100%
Teledyne Singapore Private Limited	Singapore	Teledyne Technologies Incorporated- 100%
Teledyne Technologies International Corp.	Delaware	Teledyne Technologies Incorporated – 100%
Teledyne Technologies (Bermuda) Limited	Bermuda	Teledyne Technologies Incorporated – 100%
Teledyne TSS Limited	United Kingdom	Teledyne SG Brown Limited- 100%
Teledyne UK Holdings, LLC	Delaware	Teledyne Netherlands B.V.- 100%
Teledyne VariSystems, Inc.	Alberta, Canada	Teledyne DALSA, Inc.- 100%
Teledyne Wireless, LLC	Delaware	Teledyne Technologies Incorporated – 100%
* Guarantor
**Designated Borrower

CHAR1\1443686v1